UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 2, 2006

REMY INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-3683	35-1909253
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana	46013
(Address of principal executive offices)	(Zip Code)

(765) 778-6499

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    See Item 5.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	Effective May 8, 2006, the board of directors of Remy International, Inc. (“the Company”) elected David R. Muir, 48, as Senior Vice President and Chief Procurement Officer of the Company. The board of directors also approved an Employment Agreement (the “CPO Agreement”) between the Company and Mr. Muir.

Prior to being appointed to this position with the Company, Mr. Muir served as Senior Vice President and Chief Procurement Officer of R.R. Donnelley from September 2003 until August 2005. Prior to R. R. Donnelley, Mr. Muir served as Vice President of Materials and Supply Chain Management of American Plumbing and Mechanical Inc. from October 2001 until September 2003. Prior to joining American Plumbing and Mechanical Inc., Mr. Muir served in various positions at Intel Corporation from February 1996 through October 2001, with his last position there served as Regional Manager, World Wide Materials Operations from December 2000 until October 2001.

The Agreement is effective as of May 2, 2006, and includes the following material terms:

•	Mr. Muir will receive an annualized base salary of $300,000.

•	Mr. Muir will receive an annual target incentive bonus of 60% of annual base salary based upon the attainment of certain performance objectives.

•	Mr. Muir will be eligible, if employed by the Company on the date of such occurrence, to receive a payment (the “Success Payment”) based upon the proceeds received upon a “corporate transaction” (generally, a sale of the equity interests in or assets of the Company, as defined in the Agreement). The Success Payment shall equal an amount (a) up to an amount equal to 1% of total Net Proceeds above $9,000,0000, plus (b) an amount equal to 25% of the Net Proceeds in excess of $4,000,000 to $8,000,000 that are paid to the equity holders of the Company.

•	Mr. Muir will be eligible to participate in the Company’s benefit programs.

•	Mr. Muir will receive a $25,000 sign-on bonus.

•	Mr. Muir will receive a relocation package covering all of Mr. Muir’s reasonable moving expenses and up to six months of temporary housing expenses.

•	Key termination benefits under the agreement are summarized as follows:

•	After completion of six (6) months of employment and upon Mr. Muir’s resignation for “Good Reason” (as defined in Appendix A) or termination by the Company without “Cause” (as defined in Appendix A) Mr. Muir will receive an amount equal to the sum of twelve (12) months base salary and earned bonus subject to required withholding. This amount is payable over a twelve (12) month period in equal semi-monthly installments.

The above is a brief summary of the Agreement and does not purport to be complete. A copy of the Agreement with Mr. Muir, dated May 5, 2006, is filed as Exhibit 10.1 to this Current Report on Form 8-K. The content of such Exhibit is incorporated herein by reference.

(c)	Effective May 9, 2006, the board of directors of the Company elected Kerry A. Shiba, 51, as Senior Vice President and Chief Financial Officer of the Company. The board of directors also approved an Employment Agreement (the “CFO Agreement”) between the Company and Mr. Shiba.

Prior to being appointed to this position with the Company, Mr. Shiba served as Vice President and

Chief Financial Officer of Kaiser Aluminum Corporation from April 2004 until January 2006. Prior to serving as the Chief Financial Officer, Mr. Shiba served as Vice President and Treasurer from February 2002 until April 2004 and Vice President and Controller – Fabricated Products Group from May 1998 to February 2002. Prior to joining Kaiser Aluminum Corporation, Mr. Shiba served in various positions at BFGoodrich Company.

The CFO Agreement is effective as of May 5, 2006, and includes the following material terms:

•	Mr. Shiba will receive an annualized base salary of $375,000.

•	Mr. Shiba will receive an annual target incentive bonus of 60% of annual base salary based upon the attainment of certain performance objectives.

•	Mr. Shiba will be eligible, if employed by the Company on the date of such occurrence, to receive a payment (the “Success Payment”) based upon the proceeds received upon a “corporate transaction” (generally, a sale of the equity interests in or assets of the Company, as defined in the CFO Agreement). The Success Payment shall equal an amount (a) up to an amount equal to 2% of total Net Proceeds above $9,000,0000, plus (b) an amount equal to 50% of the Net Proceeds in excess of $4,000,000 to $8,000,000 that are paid to the equity holders of the Company.

•	Mr. Shiba will be eligible to participate in the Company’s benefit programs.

•	Mr. Shiba will receive a $25,000 sign-on bonus.

•	Mr. Shiba will receive a relocation package covering all of Mr. Shiba’s reasonable moving expenses and up to six months of temporary housing expenses.

•	Key termination benefits under the agreement are summarized as follows:

•	After completion of six (6) months of employment and upon Mr. Shiba’s resignation for “Good Reason” (as defined in Appendix A) or termination by the Company without “Cause” (as defined in Appendix A) Mr. Shiba will receive an amount equal to the sum of twelve (12) months base salary and earned bonus subject to required withholding. This amount is payable over a twelve (12) month period in equal semi-monthly installments.

The above is a brief summary of the CFO Agreement and does not purport to be complete. A copy of the CFO Agreement with Mr. Shiba, dated May 5, 2006, is filed as Exhibit 10.2 to this Current Report on Form 8-K. The content of such Exhibit is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Employment Agreement between Remy International, Inc. and David R. Muir dated May 2, 2006.

10.2	Employment Agreement between Remy International, Inc. and Kerry A. Shiba dated May 5, 2006.

99.1	Press Release dated May 9, 2006, announcing the appointment of Kerry A. Shiba as Chief Financial Officer and David R. Muir as Chief Procurement Officer of Remy International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006	REMY INTERNATIONAL, INC.

	By:	/S/ John H. Weber
	Name:	John H. Weber
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Employment Agreement between Remy International, Inc. and David R. Muir dated May 2, 2006.

10.2	Employment Agreement between Remy International, Inc. and Kerry A. Shiba dated May 5, 2006.

99.1	Press Release dated May 9, 2006, announcing the appointment of Kerry A. Shiba as Chief Financial Officer and David R. Muir as Chief Procurement Officer of Remy International, Inc.